Offerings - Offering: 1	Jan. 02, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	14,351
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 14,351,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,981.87
Offering Note	Fee Rule 457(r)